Exhibit 23.2


 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 16, 1996 included in F & M Bancorp's Form 10-K for the year ended December 31, 1997 and to all references to our firm included in this registration statement.



                     /s/ Smith Elliott Kearns & Company, LLC

                     SMITH ELLIOTT KEARNS & COMPANY, LLC

 Hagerstown, Maryland
 December 3, 1998